                                                        Filed under Rule 497(e)
                                                              File Nos. 2-10653
                                                                         811-82

                                 CGM FOCUS FUND

                      STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009
(Revised May 6, 2009)

This Statement of Additional Information (the "Statement" or "SAI") provides further information concerning the activities and operations of CGM Focus Fund, a series of CGM Trust. This Statement is not a prospectus, and should be read in conjunction with the CGM Focus Fund Prospectus dated May 1, 2009 (the "Prospectus"). Certain information which is included in the Prospectus is incorporated by reference into this Statement. A copy of the Prospectus may be obtained from CGM Trust, by writing to: c/o The CGM Funds Investor Services Division, 38 Newbury St., 8th Fl., Boston, Massachusetts 02116, or by calling 800-345-4048.

Certain financial information which is included in the Fund's Annual Report to shareholders for the period ended December 31, 2008 is incorporated by reference into this Statement.




FSAIR09

                               TABLE OF CONTENTS

                                                                            Page

INTRODUCTION................................................................   1

ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS.......................   1

FUNDAMENTAL INVESTMENT RESTRICTIONS.........................................   9

PORTFOLIO TURNOVER..........................................................  11

DISCLOSURE OF PORTFOLIO HOLDINGS............................................  11

MANAGEMENT OF THE FUND......................................................  13

    Principal Holders of Securities and Management Ownership................  16


INVESTMENT ADVISORY AND OTHER SERVICES......................................  17

    Advisory Agreement......................................................  17
    Custodial Arrangements..................................................  18
    Independent Registered Public Accounting Firm...........................  18
    Other Arrangements......................................................  18
    Codes of Ethics.........................................................  19


PORTFOLIO MANAGER...........................................................  19

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  20

DESCRIPTION OF THE TRUST....................................................  22

    Shareholder Rights......................................................  22
    Shareholder and Trustee Liability.......................................  23

PERFORMANCE INFORMATION COMPARISONS.........................................  24

NET ASSET VALUE AND PUBLIC OFFERING PRICE...................................  25

HOW TO PURCHASE SHARES......................................................  26

SHAREHOLDER SERVICES........................................................  26

    Signature Validation Program............................................  26
    Open Accounts...........................................................  26
    Systematic Withdrawal Plans ("SWP").....................................  27
    Exchange Privilege......................................................  28
    Automatic Investment Plan ("AIP").......................................  29
    Telephone Investment Plan ("TIP").......................................  29
    General Information Relating to the "AIP" and "TIP".....................  29
    Retirement Plans........................................................  29
    Transfer on Death Accounts..............................................  30
    Address Changes.........................................................  30
    Medallion Signature Guarantees..........................................  30

REDEMPTIONS.................................................................  31

    Redeeming by Telephone..................................................  31
    Check Sent to the Address of Record.....................................  31
    Proceeds Wired to a Predesignated Bank..................................  31
    All Redemptions.........................................................  32

PURCHASES AND REDEMPTIONS THROUGH CERTAIN BROKERS...........................  33

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS................  33

PROXY VOTING GUIDELINES AND PROCEDURES......................................  37

FINANCIAL STATEMENTS........................................................  37

APPENDIX A CAPITAL GROWTH MANAGEMENT PROXY VOTING POLICIES AND PROCEDURES... A-1

INTRODUCTION

CGM Focus Fund (the "Fund") is organized as an open-end, non-diversified separate series of shares of CGM Trust (the "Trust"). The Trust is a Massachusetts business trust established under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust, dated January 23, 1997, as amended from time to time (the "Declaration of Trust"). The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, the Trust's name was changed from "Loomis-Sayles Mutual Fund" to "CGM Mutual Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust's name was changed to CGM Trust.

Descriptions in the Prospectus and in this Statement of a particular investment practice or technique in which the Fund may engage (such as short selling, hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that CGM, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. CGM may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not necessarily for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS

THE FOLLOWING SUPPLEMENTS THE DISCUSSION IN THE PROSPECTUS OF THE VARIOUS INVESTMENT STRATEGIES AND TECHNIQUES THAT MAY BE EMPLOYED BY THE FUND AND CERTAIN ASSOCIATED RISKS.

SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the premium and transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, the potential loss is theoretically unlimited.

While the short sale is outstanding, the Fund is required to collateralize its obligations, which has the practical effect of limiting the extent to which the Fund may engage in short sales. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet its margin requirements, until the short position is closed out. In general, the Fund will also be required to pledge additional cash or liquid securities to the broker as collateral for its obligations, such that the cash held by the broker and the additional pledged cash and securities equals at least 150% of the current market value of the securities sold short. Until the Fund closes its short position, the Fund will be required to (a) maintain with its custodian a segregated account, which will be marked to market daily, containing cash or liquid securities (which may include equity securities) such that (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover the Fund's short position. The Fund may also cover its short position by owning the security sold short or by holding a call option on the security with a strike price no higher than the price at which the security was sold.

OPTIONS ON SECURITIES AND STOCK INDEXES. The Fund may purchase put and call options on equity securities. A put option gives the purchaser of the option, in exchange for the payment of a premium, the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option, in exchange for the payment of a premium, the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. If the option is not sold while it has remaining value, or if during the life of an option the underlying security does not depreciate (in the case of a put option) or appreciate (in the case of a call option), the purchaser of the option may lose his entire investment. Further, except where the value of the remaining life of the option may be realized in the secondary market, for the option purchase to be profitable, the market price of the underlying security must be below (in the case of a put option) or above (in the case of a call option) the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, purchasing options can be more speculative than investing directly in equity securities.

The Fund may also purchase put and call options on stock indexes. The amount of cash received upon exercise of a stock index option, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. All settlements of stock index option transactions are in cash. Some stock index options are based on a broad market index such as the S&P 500 Index, the New York Stock Exchange Composite Index, or the American Stock Exchange Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Because the value of a stock index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather that upon movements in the price of a particular stock.

The Fund may liquidate its position as the holder of an option by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that a closing sale transaction can be effected. If any option is not exercised or sold, the option will become worthless on its expiration date. The Fund will realize a gain (or a loss) on a closing sale transaction with respect to an option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the option to close the transaction is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the option. If an option which the Fund has purchased expires "out-of-the-money," the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

The options purchased by the Fund may be exchange-listed options ("OCC Options") or over-the-counter options ("OTC Options"). OCC Options are issued by the Options Clearing Corporation ("OCC"). The OCC is a clearing organization for financial derivative instruments and guarantees the performance of the obligations of the parties to such options. The Fund's ability to close out its position as a writer or purchaser of an OCC Option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. Each of the exchanges on which stock index options are traded has established limitations governing the maximum number of call or put options on the same index which may be bought by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of stock index options which the Fund may buy or sell. Although certain option exchanges attempt to provide continuously liquid markets in which holders of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds.

With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND FORWARD CONTRACTS. The Fund may (i) purchase and sell futures contracts on stock indices and currencies, and (ii) enter into forward contracts for the purchase or sale of a specific currency at a future date.

A futures contract obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index or currency at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index or currency is made. The Fund may also purchase futures contracts as a substitute for a comparable market position in the underlying security or currency.

The Fund will only engage in transactions in futures contracts that are traded on a United States exchange or board of trade. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index or currency.

Like a future, a currency forward is a transaction in which a seller agrees to deliver a specific quantity of specified currency to a buyer at some point in the future at a specified price or to pay an amount of cash based upon changes in the value of a specified amount of a specified currency. Thus, whether the Fund realizes a gain or loss from a forward contract depends in large measure upon movements in the underlying currency. Unlike futures contracts, forward contracts generally are privately negotiated and are not standardized. Further, the parties to a forward contract must bear each other's credit risk, which is typically not the case with a futures contract. Given the lack of standardization in forward contracts, there may be little or no secondary market for a forward contract.

The extent of the Fund's loss from an uncovered short position on futures contracts or forward contracts is potentially unlimited. When the Fund purchases or sells a futures contract on a stock index or currency, the Fund will be required to (a) maintain with its custodian a segregated account, which will be marked to market daily, containing cash or liquid securities (which may include equity securities), that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or (b) otherwise "cover" its position. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. If the price of an open futures contract changes (by increase in the case of a sale or decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market."

Forward contracts on currencies may be subject to margin requirements that are comparable to, or different from, those that apply to futures contracts.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The Fund will seek to reduce the risk that the Fund will be unable to close out a futures position by entering into such transactions on a national exchange with an active and liquid secondary market.

Futures and forward contracts to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities held by the Fund denominated in such currency. Conversely, the Fund may enter into a futures or forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. If a hedging transaction in futures and/or forward contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the futures and/or forward contract. Nevertheless, by entering into such futures and/or forward contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

The Fund will also enter into transactions in futures and forward contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may enter into a futures or forward contract to purchase a given foreign currency if, in the judgment of CGM, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may enter into a futures or forward contract to sell a foreign currency if CGM believes that its value will decline relative to the dollar. In these cases, the Fund will profit if the anticipated movements in foreign currency exchange rates occur. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Transactions in futures and forward contracts on foreign currencies are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies. Also, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner. Settlements of exercises of over-the-counter forward contracts generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in futures contracts, certain forward contracts and other over-the-counter derivatives are not traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such instruments are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain forward contracts until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, forwards and other over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by CGM.

The Fund's use of futures and forwards will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder. The Fund has filed a claim of exemption with the CFTC under Rule 4.5 of the regulations promulgated under the Commodity Exchange Act, and pursuant to such filing, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Securities that may be resold without registration pursuant to Rule 144A under the Securities Act of 1933, as amended, may be treated as liquid for purposes of this policy, subject to the supervision and oversight of the Board of Trustees, in accordance with guidelines established by the Board of Trustees to determine whether there is a readily available market for such securities. The foregoing investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing the securities.

FOREIGN SECURITIES. The Fund may invest in securities issued by institutions, corporations and governments established by or in one or more foreign countries, which may be developed or undeveloped countries. Such foreign securities will otherwise satisfy the limitations and restrictions applicable to the Fund. In making foreign investments, the Fund will also give appropriate consideration to the following factors, among others:

    o In addition to the risks associated with investing in foreign issuers, as described in the Prospectus, because some foreign securities the Fund may acquire are purchased with and payable in currency of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Certain currency exchange expenses may be incurred when the Fund changes investments from one country to another.

    o Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in U.S. markets and, at times, volatility of prices can be greater than in the United States. There may be less government supervision and regulation of securities exchanges, brokers and listed companies. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than those governing U.S. issuers. In addition, there may be less publicly available information about a foreign issuer, and foreign issuers are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Further, it may be more difficult to obtain current information about corporate actions by foreign issuers of portfolio securities that affect the prices of such securities.

    o Foreign securities are also subject to additional risks of possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions, which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.

    o Some foreign securities may be subject to transfer taxes levied by foreign governments, and the income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The Fund will also incur higher custody costs in connection with foreign securities.

DEPOSITARY RECEIPTS. The Fund may invest in securities of non-U.S. issuers directly and through investments in depositary receipts. American Depositary Receipts ("ADRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

ADRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

BORROWING. The Fund may borrow to increase its holdings of portfolio securities and other instruments or for liquidity purposes. At all times when borrowings are outstanding the Fund must maintain at least 300% "asset coverage," meaning that the total assets of the Fund must have a value of at least 300% of all amounts borrowed. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a bank or by means of reverse repurchase agreements with other institutional lenders, such as broker dealers. The Fund's borrowing policies are fundamental and, therefore, may not be changed without shareholder approval.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and (3) inability to enforce rights and the expenses involved in attempted enforcement.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve the sale of a security held by the Fund and its agreement to repurchase the instrument at a stated price, date and interest payment. Reverse repurchase agreements may be considered to be borrowings by the Fund and entail additional risks such as the occurrence of interest expenses and fluctuations in the Fund's net asset value. In connection with entering into reverse repurchase agreements, a segregated account of the Fund consisting of cash, cash equivalents, U.S. Government securities or other liquid securities (which may include equity securities) with an aggregate value at all times sufficient to repurchase the securities, or equal to the proceeds received upon the sale plus accrued interest, will be established with the Fund's custodian bank.

TEMPORARY DEFENSIVE POSITIONS. The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund may not:

(1) Borrow money, except that it may borrow from banks in an amount not to exceed 1/3 of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets;

(2) Issue any senior securities, except as permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

(3) Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

(4) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided:

    (a) that there is no limit with respect to investments in the securities issued by the U.S. Government, its agencies and instrumentalities, and

    (b) that if at the time of any purchase of securities by the Fund, the aggregate market capitalization of the companies comprising the Energy sector of the Standard & Poor's 500 Index (the "S&P 500 Index") or any successor sector as determined by the Board of Trustees represents 9% or more of the aggregate market capitalization of the companies included in the S&P 500 Index or any successor index as determined by the Board of Trustees, both (i) the Fund may invest up to 35% of the market value of its total assets at the time of such purchase in the securities of one or more issuers having their principal business activities in the crude petroleum and natural gas industry or any successor industry classification as reasonably determined by the Board of Trustees; and (ii) the Fund may invest up to an additional 35% of the market value of its total assets at the time of such purchase in the securities of one or more issuers having their principal business activities in the petroleum refining industry or any successor industry classification as reasonably determined by the Board of Trustees.

(5) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired as a result of the Fund's ownership of such securities;

(6) Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments; or

(7) Make loans to other persons except (a) through the lending of securities held by it, (b) through the use of repurchase agreements, and (c) by the purchase of debt securities in accordance with its investment policies.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

The investment restrictions above have been adopted by the Trust as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust's Board of Trustees.

PORTFOLIO TURNOVER

The Fund's investment objective is long-term growth of capital and the Fund does not purchase securities with the intention of engaging in short-term trading. The Fund will, however, sell any particular security and reinvest proceeds when it is deemed prudent by the Fund's investment manager, regardless of the length of the holding period. Frequent trading involves higher securities transaction costs, which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders, which may accelerate shareholders' tax liabilities.

The Fund's investments in short sales and options and futures contracts that mature in less than one year are excluded for purposes of computing the Fund's portfolio turnover.

The Fund's portfolio turnover rate for the past five years of its operation is set forth in the Prospectus in the table entitled "Financial Highlights." The Fund's portfolio turnover rate has varied significantly from year to year in the recent past due to the volatility of economic and market conditions, and the Fund anticipates similar variations in the future.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Fund has adopted a policy governing disclosure of the Fund's portfolio holdings (the "Portfolio Holdings Disclosure Policy" or the "Policy"). Non-public information about the portfolio holdings of the Fund cannot be shared with financial consultants, investors and potential investors (whether individual or institutional), or other third parties except in accordance with the Policy. The Policy allows the Fund to disclose to third parties non-public information on its securities positions as follows:

(1) The Fund may release generally non-public portfolio holdings information in the following circumstances:

    (a) A trade in process or that is planned may be discussed with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

    (b) The portfolio manager for the Fund may disclose selected portfolio holdings, industry and sector weightings, and other general portfolio information in interviews and other communications with the financial press and other media, provided (i) the portfolio manager determines that it is consistent with the interests of the Fund shareholders to do so, (ii) the Fund does not have pending trades in the securities that are disclosed, and (iii) the portfolio manager does not disclose the number or principal amount of any security held by the Fund. Members of the financial press and other media are not required to enter into confidentiality agreements or undertakings not to trade on the information disclosed in connection with such interviews or other communications.

(2) The Fund and its service providers may release non-public portfolio holdings information to their investment adviser, custodian, sub-custodian, auditors, or legal counsel or to a proxy voting provider, rating agency, or other vendor or service provider as may be necessary or convenient for these parties to provide services to the Fund, subject to contractual, legal or other confidentiality restrictions prohibiting the recipient from sharing such non-public information with an unauthorized source or trading upon the information so provided.

(3) The Fund, as authorized by the President, Treasurer or Chief Compliance Officer of the Fund, may release non-public information on its securities holdings to any party to the extent required by laws, regulations, exchange rules, self-regulatory organization rules, or court or governmental orders that apply to the Fund or its service providers, including without limitation the rules of the U.S. Securities and Exchange Commission.

(4) The Fund may release non-public information on its securities holdings to such other parties and on such other bases as may be approved by both the President and the Chief Compliance Officer of the Fund, provided that (a) the President and Chief Compliance Officer of the Fund determine that such disclosures are in the best interest of the Fund's shareholders, (b) the Fund or its service providers have legitimate business purposes for these disclosures; and (c) no payment is made by any third party to any service provider of the Fund in consideration of the release.

The Portfolio Holdings Disclosure Policy is binding upon the officers of the Fund and each of the Fund's third party service providers, including the investment adviser, the custodian, and the auditors. The Policy does not require disclosure of information on portfolio holdings and does not limit any disclosures of information on portfolio holdings that has been or is concurrently being disclosed in a publicly available filing with the U.S. Securities and Exchange Commission. Compliance with the Portfolio Holdings Disclosure Policy is monitored by the Chief Compliance Officer of the Fund. The Chief Compliance Officer is responsible for resolving any conflicts of interest between the Fund shareholders on one hand, and the Fund's vendors or service providers on the other. The Board of Trustees of the Fund reviews the Portfolio Holdings Disclosure Policy on a periodic basis, and receives reports from the Chief Compliance Officer of any material violations of the Policy on a quarterly basis.

The chart on the next page identifies each party that in the normal course of business receives from the Fund non-public portfolio holdings information of the Fund, the frequency at which that information is received, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to such party.

--------------------------------------------------------------------------------------------------------------------
                                         FREQUENCY OF PORTFOLIO INFORMATION     TIME LAG BETWEEN DATE OF INFORMATION
RECIPIENT OF PORTFOLIO INFORMATION       RECEIVED                               AND DISCLOSURE
--------------------------------------------------------------------------------------------------------------------
CGM (Adviser)                            Continuously provided on a daily       None
                                         basis
--------------------------------------------------------------------------------------------------------------------
PricewaterhouseCoopers LLP               During the annual audit of the         Typically 4 days, but in certain
(independent registered accounting       Fund's financial statements and        circumstances there could be no time
firm)                                    November tax reviews                   lag
--------------------------------------------------------------------------------------------------------------------
State Street Bank and Trust Company      Daily access to portfolio holdings     None
(Custodian)
--------------------------------------------------------------------------------------------------------------------
George H. Dean Co. (Printer)             Quarterly                              Typically 5 business days
--------------------------------------------------------------------------------------------------------------------
Bingham McCutchen LLP (Counsel)          Quarterly                              Typically 3-4 weeks
--------------------------------------------------------------------------------------------------------------------
CGM Trustees                             Monthly                                Typically 3-4 weeks
--------------------------------------------------------------------------------------------------------------------
Sungard Investment Systems (portfolio    Daily access to portfolio holdings     None
software provider)
--------------------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

The Fund is supervised by the board of trustees (the "Board") of the Trust. The Board is responsible for the general oversight of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

An asterisk in the following table identifies those trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with CGM, as described in the table below. Each trustee serves during the continued lifetime of the Trust or until he earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor. Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.

The trustees and officers of the Trust, their ages, their principal occupations during the past five years, the number of CGM Funds they oversee, and other directorships they hold are set forth below. Unless otherwise noted below, the address of each interested trustee and officer is One International Place, Boston, Massachusetts 02110. Correspondence intended for the trustees who are not "interested persons" of the Trust may be sent c/o Capital Growth Management, One International Place, Boston, Massachusetts 02110.

                                                                                                           NUMBER OF FUNDS
                                POSITION HELD AND LENGTH    PRINCIPAL OCCUPATION DURING PAST 5 YEARS       IN THE CGM FUNDS
NAME, ADDRESS AND AGE           OF TIME SERVED              AND OTHER DIRECTORSHIPS HELD                   COMPLEX OVERSEEN
INTERESTED TRUSTEES
Ken Heebner* age 68             Trustee since 1993          Co-founder and Employee, CGM; Controlling              3
                                                            owner of Kenbob, Inc. (general partner of
                                                            CGM)

Robert L. Kemp* age 76          Trustee since 1990          Co-founder and Employee, CGM; Non-voting               3
                                                            owner of Kenbob, Inc. (general partner of
                                                            CGM)

DISINTERESTED TRUSTEES
Peter O. Brown age 68           Trustee since 1993          Counsel (formerly, Partner), Harter, Secrest           3
                                                            & Emery LLP (law firm); formerly Executive
                                                            Vice President and Chief Operating Officer,
                                                            The Glenmede Trust Company (from 1990 to
                                                            1993); formerly Senior Vice President, J.P.
                                                            Morgan Chase Bank (from 1981 to 1990);
                                                            Trustee, TT International U.S.A. Master and
                                                            Feeder Trusts (four mutual funds) from
                                                            2000 to 2005

Mark W. Holland age 59          Trustee since 2004          President, Wellesley Financial Advisors,               3
                                                            LLC; formerly Vice President and Chief
                                                            Operating Officer, Fixed Income Management,
                                                            Loomis, Sayles & Company, L.P.; formerly
                                                            Director, Loomis, Sayles & Company, L.P.
                                                            (from 1999 to 2002)

James Van Dyke Quereau, Jr.     Trustee since 1993          Managing Partner and Director, Stratton                3
age 60                                                      Management Company (investment management);
                                                            formerly Director and Vice President, Semper
                                                            Trust Co. (until 2006)

J. Baur Whittlesey age 62       Trustee since 1990          Member, Ledgewood, P.C. (law firm)                     3


OFFICERS
Ken Heebner* age 68             Vice President since 1990   Co-founder and Employee, CGM; Controlling              3
                                                            owner of Kenbob, Inc. (general partner of
                                                            CGM)

Robert L. Kemp* age 76          President since 1990        Co-founder and Employee, CGM; Non-voting               3
                                                            owner of Kenbob, Inc. (general partner of
                                                            CGM)

David C. Fietze*                Chief Compliance Officer    Employee - Legal Counsel, CGM; formerly                3
Address:                        since 2004                  Counsel, Bartlett Hackett Feinberg, P.C.
38 Newbury St., 8th Fl.,
Boston, MA  02116
age 40

Kathleen S. Haughton*           Vice President since 1992   Employee - Investor Services Division, CGM             3
Address:                        and Anti-Money Laundering
38 Newbury St., 8th Fl.,        Compliance Officer since
Boston, MA  02116               2002
age 48

Jem A. Hudgins* age 46          Treasurer since 2004        Employee -  CGM                                        3

Leslie A. Lake* age 64          Vice President and          Employee - Office Administrator, CGM                   3
                                Secretary since 1992

Martha I. Maguire* age 53       Vice President since 1994   Employee - Funds Marketing, CGM                        3

Mary L. Stone* age 64           Assistant Vice President    Employee - Portfolio Transactions, CGM                 3
                                since 1990

The Trust has a Trustees Committee. The members of the Trustees Committee are all of the disinterested trustees of the Trust. The responsibilities of the Committee are to: (1) perform the specific tasks assigned to disinterested trustees pursuant to the 1940 Act, including annual consideration of the investment management contracts with respect to each series of the Trust; (2) perform the Audit Committee Functions set forth in the Trustees Committee Charter and consider any questions raised by the independent accountants concerning the financial reporting process, internal controls, and compliance procedures of the series of the Trust; (3) select and nominate any disinterested trustees of the Trust; (4) review on a periodic basis the governance structures and procedures of the series of the Trust; (5) review proposed resolutions of conflicts of interest that may arise in the business of the series of the Trust and may have an impact on the shareholders of those series; (6) review and consider matters that are reported to the Trustees Committee under the Sarbanes Oxley Codes of Ethics of the Trust; (7) meet separately no less frequently than annually with the chief compliance officer of the Trust (the "CCO") pursuant to Rule 38a-1 under the 1940 Act and consider any compliance matters referred to the Committee by the CCO; (8) consider the appointment and compensation of the CCO and any proposal to remove the CCO; (9) evaluate the performance of the CCO on at least an annual basis and establish performance goals for the CCO; and (10) provide general oversight of the series of the Trust on behalf of shareholders. The Trustees Committee met six times during the fiscal year ended December 31, 2008. The Trustees Committee does not have a procedure to consider nominees recommended by shareholders.

The following table shows the trustees' ownership in the Fund and in all registered investment companies in the CGM Funds complex overseen by the trustees, as of December 31, 2008.

                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                   DOLLAR RANGE OF EQUITY          IN ALL FUNDS IN THE CGM FUNDS COMPLEX
       NAME OF TRUSTEE             SECURITIES IN THE FUND                 OVERSEEN BY THE TRUSTEES

INTERESTED TRUSTEES
Ken Heebner                            Over $1,000,000                         Over $1,000,000

Robert L. Kemp                         Over $1,000,000                         Over $1,000,000

DISINTERESTED TRUSTEES
Peter O. Brown                          Over $100,000                           Over $100,000

Mark W. Holland                       $50,001-$100,000                        $50,001-$100,000

James Van Dyke Quereau, Jr.             Over $100,000                           Over $100,000

J. Baur Whittlesey                      Over $100,000                           Over $100,000

The Trust pays no compensation to the trustees listed above who are interested persons of the Fund. Trustees receive no pension or retirement benefits paid from Fund expenses. No officer of the Fund received aggregate compensation exceeding $60,000 from the Fund in the year ended December 31, 2008. The following table sets forth the compensation paid by the Fund to its trustees for the year ended December 31, 2008:

----------------------------------------------------------------------------------------------------------------------
                                                          PENSION OR
                                                          RETIREMENT
                                                           BENEFITS        ESTIMATED
                                         AGGREGATE        ACCRUED AS         ANNUAL              COMPENSATION
                                       COMPENSATION      PART OF FUND    BENEFITS UPON     FROM THE TRUSTS AND FUND
NAME OF TRUSTEE                          FROM FUND         EXPENSES        RETIREMENT    COMPLEX PAID TO TRUSTEES (a)
----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Ken Heebner                                None              None             None                   None
----------------------------------------------------------------------------------------------------------------------
Robert L. Kemp                             None              None             None                   None
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Peter O. Brown                            $37,060            None             None                  $70,000
----------------------------------------------------------------------------------------------------------------------
Mark W. Holland                           $37,060            None             None                  $70,000
----------------------------------------------------------------------------------------------------------------------
James Van Dyke Quereau, Jr.               $52,943            None             None                 $100,000
----------------------------------------------------------------------------------------------------------------------
J. Baur Whittlesey                        $37,060            None             None                  $70,000
----------------------------------------------------------------------------------------------------------------------

(a) The Fund complex consisted of two trusts with a total of four funds until June 27, 2008. Since that date, the
    Fund complex has consisted of one trust with a total of three funds.

PRINCIPAL HOLDERS OF SECURITIES AND MANAGEMENT OWNERSHIP

As of April 1, 2009, the trustees and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.

As of April 1, 2009, the following record shareholders owned 5% of or more of the outstanding shares of the Fund.

                                                 PERCENTAGE OWNERSHIP OF SHARES
NAME AND ADDRESS OF SHAREHOLDERS                         OWNED OF RECORD
-------------------------------------------------------------------------------
Charles Schwab                                               25.51%
San Francisco, CA

Pershing LLC                                                 11.85%
Jersey City, NJ

Ameritrade Inc.                                              10.08%
Omaha, NE

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENT

CGM serves as investment manager of the Fund under an advisory agreement approved by the shareholders of the Fund at a special meeting held on November 19, 2004 and effective as of December 31, 2004. The advisory agreement continues in effect from year to year, provided such continuance is approved at least annually (i) by the trustees or by a majority of the outstanding voting securities of the Fund, and (ii) in either event, by a majority of the disinterested trustees at a meeting called for the purpose of voting on such approval. Ken Heebner has continuously managed the Fund since inception.

Under the advisory agreement, CGM manages the investment and reinvestment of assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, CGM is compensated at the annual percentage rate of 1.00% of the first $500 million of the Fund's average daily net asset value, 0.95% of the next $500 million of such value, and 0.90% of such value in excess of $1 billion. For the fiscal years ended December 31, 2006, 2007 and 2008, the advisory fee paid to CGM amounted to $20,688,930, $31,205,411 and $61,082,103, respectively.

The Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semi-annual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

Kenbob, Inc., an investment advisory firm, is the sole general partner of CGM and is controlled by Ken Heebner. CGM currently also acts as investment adviser to CGM Mutual Fund, CGM Realty Fund and one other mutual fund portfolio. CGM also provides investment advice to other institutional clients.

Certain officers and trustees of the Fund also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

CUSTODIAL ARRANGEMENTS

State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02111, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on each business day.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts an annual audit of the Fund's financial statements, reviews the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER ARRANGEMENTS

Certain office space, facilities, equipment and administrative services for the Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial recordkeeping, related clerical and compliance services for which it is entitled to be reimbursed by the Fund based on the cost of providing these services. For the years ended December 31, 2006, 2007 and 2008, CGM received reimbursements in the amount of $301,300, $373,040 and $651,031, respectively.

CODES OF ETHICS

The Fund and CGM each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel of the Fund and CGM, under certain circumstances, to invest in securities, including securities that may be purchased or held by the Fund. However, the Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. There can be no assurance that the Codes of Ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.

PORTFOLIO MANAGER

Mr. Ken Heebner has been the portfolio manager of the Fund since its inception. In addition to the Fund, Mr. Heebner is responsible for managing accounts for registered investment companies, as well as separate accounts. None of these accounts are assessed a performance-based advisory fee. Mr. Heebner is also responsible for managing one other pooled investment vehicle which pays a performance based advisory fee to CGM. The table below identifies, as of December 31, 2008, the total number of accounts managed by Mr. Heebner and the assets attributable to such accounts within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

                                      TOTAL NUMBER
                                       OF ACCOUNTS              TOTAL ASSETS OF
                                     MANAGED WITHIN             ACCOUNTS WITHIN
              CATEGORY                  CATEGORY                    CATEGORY
-------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANIES             4                    $6,600,000,000
-------------------------------------------------------------------------------
OTHER POOLED INVESTMENT VEHICLES            1                      $109,000,000
-------------------------------------------------------------------------------
OTHER ACCOUNTS                             12                      $399,000,000
-------------------------------------------------------------------------------

Mr. Heebner receives a fixed salary from CGM. In addition, after a limited partner of CGM receives a guaranteed payment equal to 22.5% of CGM's revenues, Mr. Heebner's compensation is directly related to the profitability of CGM and based upon his shareholding in the general partner of CGM.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one registered investment company, other pooled investment vehicles or other accounts. For example, the management of multiple accounts may present a portfolio manager with a potential conflict of interest in allocating his time among accounts. Although Mr. Heebner is not required to devote a specific percentage of time to the Fund or to any other account, Mr. Heebner endeavors to allocate his time fairly among the (i) Fund, (ii) each of the three other registered investment companies he manages, (iii) the other pooled investment vehicle that he manages and (iv) the separate accounts he manages, taken together as a group. The separate accounts are grouped together as they are managed in a substantially similar style. In addition, the management of multiple accounts may present a portfolio manager with a potential conflict of interest in allocating limited investment opportunities that are suitable for multiple accounts.

Conflicts of interest may also arise where the structure of financial or other benefits available to an adviser or a portfolio manager differs among the multiple accounts that they manage. The other pooled investment vehicle managed by CGM pays a performance based advisory fee which may create an incentive to favor this account over other accounts managed by CGM. However, Mr. Heebner has assured the trustees of the Fund that he will, in all cases, treat the Fund fairly.

In addition, CGM has adopted order aggregation, trade allocation and other policies and procedures to ensure that, among other things, accounts managed by CGM participate in trades in a fair way.

Information regarding Mr. Heebner's ownership of Fund Securities is set forth under "Management of the Fund."

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks best execution. CGM will select broker-dealers or use automated trading systems that will execute securities transactions for the Fund in such a manner that the Fund's total costs or proceeds in each transaction are the most favorable under the circumstances and, in selecting such broker-dealers or automated trading systems, CGM will consider all factors it deems relevant, including: (a) the nature and character of the security or instrument being traded and the markets on which it is purchased or sold; (b) the desired timing of the transaction; (c) CGM's knowledge of negotiated commission rates and spreads currently available; (d) the activity existing and expected in the market for the particular security or instrument; (e) the full range of brokerage services provided; (f) the broker's or dealer's capital strength and stability, including the willingness to commit capital with respect to a particular transaction, as well as its execution, clearance and settlement capabilities; (g) the quality of the research and research services provided; (h) the reasonableness of the commission or its equivalent for the specific transaction; and (i) CGM's knowledge of any actual or apparent operational problems of a broker-dealer.

The determinative factor in the selection of a broker or dealer will not be the lowest possible commission cost but whether the broker's or dealer's likely execution of the transaction represents the best qualitative execution for the client's account. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable execution can be obtained by carrying out such transactions through other brokers.

Portfolio managers and trading personnel of CGM may utilize the following guidelines, among others, to gauge the level of service provided by the broker-dealers in an attempt to ensure that best execution is achieved:

    i. whether the price level provided by the broker/dealer on each transaction is competitive and fair relative to the market and CGM's competitors;

    ii. whether the commission level charged by the broker/dealer is competitive and reasonable taking into account the size and difficulty of the transaction, the liquidity of the security, and the price of the security;

    iii. whether certain broker/dealers have specialization in a particular security type;

    iv.   whether CGM has a strong relationship with a broker/dealer;

    v. whether the broker/dealer has the ability to obtain liquidity, complete trades, engage in unique trading strategies, execute trades quickly, satisfy CGM's trading needs, and maximize opportunities for price improvement;

    vi. whether certain broker/dealers have proven to be dependable and reliable over time;

    vii. whether certain broker/dealers assure that they will hold CGM trading strategy and positions in confidence;

    viii. whether certain broker/dealers provide more accurate and timely execution and are quicker to resolve settlement errors and disputes;

    ix. whether broker/dealers that have adequate resources to support the business have demonstrated an investment in, and commitment to, technology and a quality trading system;

    x. whether a broker/dealer is willing to commit the firm's capital in order to complete a particular transaction; and

    xi. whether the quality of the research provided by the broker/dealer is better than the research material provided by other broker/dealers (CGM trading personnel receive a list of those firms who have provided valued research services as well as a firm commission goal which the trading personnel are requested to meet or exceed if it can be achieved within the context of all other best execution criteria).

The Fund will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction. Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide the best price and execution for a transaction. These research services include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; global geopolitical research; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation and trading systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund.

CGM may pay fees to brokers that make the Fund's shares available to their clients. The Fund will not be responsible for any such fees.

In 2008, brokerage transactions of the Fund aggregating $82,030,746,021 were allocated to brokers providing research services and $70,664,143 in commissions were paid on these transactions. During the fiscal years ended December 31, 2006, 2007 and 2008, the Fund paid total brokerage fees of $21,192,387, $18,048,529 and $70,664,143, respectively. The variation in the Fund's brokerage commissions is substantially attributable to increased portfolio activity as a result of changes in the size of the Fund.

DESCRIPTION OF THE TRUST

The Declaration of Trust of the Trust currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series of the Trust. Interests in the portfolio described in the Prospectus and in this Statement are represented by shares of the Fund. Each share of the Fund represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Fund do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of the Fund are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Trust, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

SHAREHOLDER RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) on the election of trustees of the Trust and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act,
(i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Trust except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. The shareholders of the Fund shall not be entitled to vote on matters exclusively affecting any other series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the series and the approval of the investment advisory contracts of the series. Similarly, no shareholders of any other series shall be entitled to vote on any such matters exclusively affecting the Fund. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

In addition to the foregoing, the Declaration of Trust provides that the appointment, designation or identification of a trustee as a member or chairperson of a committee or sub-committee of the trustees or any function of such a committee or sub-committee, an expert on any topic or in any area (including an audit committee financial expert), or the lead or head independent trustee, or any other special appointment, designation or identification of a trustee, will not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a trustee in the absence of the appointment, designation or identification (provided that this limitation does not apply to duties expressly imposed pursuant to the By-Laws of the Trusts, a charter of a committee or sub-committee of the Boards of Trustees or by a vote of the Boards of Trustees).

The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers and former trustees and officers of the Trust except with respect to any matter as to which it has been finally adjudicated that such person did not act in good faith in the reasonable belief that such action was in the best interests of the Trust. No officer or trustee or former officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against the Fund and no other series of the Trust assumes any liability for obligations entered into on behalf of the Fund.

PERFORMANCE INFORMATION COMPARISONS

The performance of the Fund may be compared against certain widely acknowledged standards or indexes for stock and bond market performance, some of which are described below, or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the NYSE AMEX (formerly, the American Stock Exchange) or traded over-the-counter are included.

The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.

Lipper Inc. (formerly, Lipper Analytical Services, Inc.) is an independent service that provides research on over 115,000 mutual funds worldwide. From time to time, the Fund may include its ranking among mutual funds tracked by Lipper in advertisements or sales literature.

Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Morningstar rates mutual funds from one to five stars based on how well they have performed (after adjusting for risk and accounting for all sales charges) in comparison with similar funds. From time to time, the Fund may include its ranking among mutual funds tracked by Morningstar in advertisements or sales literature.

Value Line, Inc. ("Value Line"), is an independent mutual fund ranking service that reviews the performance of mutual funds. Value Line uses a dual ranking system whereby each fund receives an Overall Rank, measuring various performance criteria taking risk into account, and a Risk Rank, to show the total level of risk the fund has assumed. Funds are ranked from 1 to 5, with 1 being the Highest Overall Rank (the best risk adjusted performance) and the best Risk Rank (the least risky). From time to time, the Fund may include ranking information provided by Value Line in advertisements and sales literature.

From time to time, programs and articles about the Fund regarding performance, rankings and other characteristics of the Fund and information about persons responsible for its portfolio management may appear on television and in national publications and major metropolitan newspapers including, but not limited to, CNBC, PBS, Bloomberg, The Wall Street Journal, The Boston Globe, The New York Times, Barron's, Forbes, Fortune, Money, U.S. News and World Report, Kiplinger's Personal Finance, and Business Week magazines. In particular, some or all of these media may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of, or quotations from, such articles may be used in the Fund's promotional literature. The Fund may also include in its advertising and sales literature information concerning the experience of Mr. Heebner, the Fund's portfolio manager, in managing other mutual funds and private accounts, including ranking and rating information about such funds.

NET ASSET VALUE AND PUBLIC OFFERING PRICE

The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."

The net asset value of a share of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement, the New York Stock Exchange is currently expected to be closed on the following holidays: Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday.

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For securities with no sale reported, the last reported bid price is used for long positions and the last reported ask price for short positions. Corporate debt securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. United States government debt securities are valued at the current closing bid, as last reported by a pricing service approved by the Board of Trustees. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

HOW TO PURCHASE SHARES

The procedures for purchasing shares of the Fund are summarized in the Prospectus under "How to Purchase Shares."

SHAREHOLDER SERVICES

Please be sure to keep copies of any documents you send to the Fund. Once received, these documents become the property of the Fund and will not be returned.

SIGNATURE VALIDATION PROGRAM

Changes to some account options (e.g. Systematic Withdrawal Plan ("SWP"), Automatic Investment Plan ("AIP"), Telephone Investment Plan ("TIP")) require that you obtain a Signature Validation Program ("SVP") stamp of your signature. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program or other eligible guarantor institutions in accordance with SVP. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public can not provide an SVP stamp.

OPEN ACCOUNTS

A shareholder's investment in the Fund is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by overnight mail to: 30 Dan Road, Canton, MA 02021-2809. CGM makes available retirement plan forms and prototype plan documents for tax deferred Money Purchase Pension or Profit Sharing Plans, as well as SEP-IRAs and Traditional and Roth IRAs established under retirement plans sponsored by CGM ("CGM Retirement Plans"). In this SAI, CGM Retirement Plans other than Traditional and Roth IRAs are referred to as "CGM Qualified Retirement Plans."

Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. To replace a lost certificate, the shareholder is required to (a) pay a surety bond of 2% of the current value of the lost certificate or a minimum of $25, and (b) complete, sign (with all signatures notarized) and return an Affidavit of Loss Form X-17F-1A. The Affidavit of Loss is available by contacting CGM Shareholder Services at 800-343-5678.

The costs of maintaining the open account system are borne by the Fund, and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLANS ("SWP")

A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services -- Systematic Withdrawal Plan," provides for monthly, bi-monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the non-fiduciary account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established. A shareholder may establish a SWP by completing a Service Options Form. Systematic withdrawals taken from CGM Retirement Plans require specific instruction. Please contact CGM Shareholder Services at 800-343-5678.

Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, an SVP stamp will be required on the appropriate form. Shares to be included in a SWP must be held in an open account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange on the record date for the dividend or distribution. If withdrawal checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the shareholder's SWP will be cancelled, such undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. Special rules apply to fiduciary accounts. Please call CGM Shareholder Services at 800-343-5678 for more information.

Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a SWP and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. For federal income tax purposes, a withdrawal under a SWP constitutes a sale of shares, which may result in a taxable gain or loss. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Income Dividends, Capital Gains Distributions and Tax Status" below for certain information as to federal income taxes.

EXCHANGE PRIVILEGE

A shareholder may exchange shares of the Fund for shares of other CGM Funds. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the Fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services -- Exchange Privilege." Exchange requests cannot be revoked once they have been received in good order. As described in the Prospectus, frequent trading can negatively impact Fund performance and shareholders. Therefore, the Fund limits the number of exchanges a shareholder can make to four exchanges per account (or two round trips out of the Fund and back again) per calendar year. The Fund also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund. A shareholder may exercise the exchange privilege only when the fund into which shares will be exchanged is registered or qualified in the state in which such shareholder resides.

Exchanges may be made on any day the New York Stock Exchange is open. Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided a special authorization form is on file with the Trust, or (ii) a written exchange request to CGM Shareholder Services. Exchange requests must be received prior to the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time). Telephone exchange requests will not be accepted after the close of the New York Stock Exchange. If a written exchange request is received after the close of the New York Stock Exchange, it will be priced at the net asset value determined on the next business day.

The Trust reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation. In addition, under applicable anti-money laundering regulations, exchange requests may be suspended, restricted, cancelled, or processed with proceeds withheld.

For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a taxable gain or loss.

AUTOMATIC INVESTMENT PLAN ("AIP")

Once initial investment minimums have been satisfied (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an AIP, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated checking account at a bank or other financial institution. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions.

TELEPHONE INVESTMENT PLAN ("TIP")

Once initial investment minimums have been satisfied (see "How to Purchase Shares" in the prospectus), investments of at least $50 may be made by telephone by calling CGM Shareholder Services at 800-343-5678. A telephone purchase is made with funds drawn from your pre-designated U.S. bank account. The trade date for a telephone purchase is generally the business/banking day after your request, provided your request is received by CGM Shareholder Services prior to the close of the New York Stock Exchange, normally 4 p.m., Eastern time. If you telephone your purchase request after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary.

GENERAL INFORMATION RELATING TO THE "AIP" AND "TIP"

Shareholders receive a confirmation of each purchase of Fund shares under the AIP or TIP. If a shareholder elects to redeem shares of the Fund purchased under the AIP or TIP within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See "All Redemptions."

Once a shareholder enrolls in the AIP or TIP, the Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP or TIP may be terminated or changed by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate a shareholder's participation in the AIP or TIP immediately in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify the AIP or TIP at any time.

RETIREMENT PLANS

Under "Shareholder Services -- Retirement Plans" the Prospectus refers to several CGM Retirement Plans. These plans may be funded with shares of the Fund.

For participants under age 59 1/2, generally, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust by writing or calling the Trust as indicated on the cover of this Statement. Retirement Plan fees currently include a $5 set-up fee per plan type, a $15 annual maintenance fee and a $5 close-out fee per account. CGM may receive a portion of the annual maintenance fee and close-out fee as reimbursement for its maintenance of certain fiduciary retirement plan accounts.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

TRANSFER ON DEATH ACCOUNTS

The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. To open a TOD account please follow the instructions in the Fund application or call 800-343-5678. Please note that the TOD option for a joint account becomes effective upon the death of all of the registered owners. At that time the listed beneficiary becomes the owner of the account. The beneficiary for a joint account must be the same for all owners.

The terms of TOD registrations and accounts are governed by certain TOD rules ("TOD Rules"). Please contact CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or call 800-343-5678, for a copy of the TOD Rules. By opening a TOD account, you agree to be bound by the TOD Rules.

ADDRESS CHANGES

Shareholders can request that their address of record be changed either by telephone or in writing (by mail or delivery service, but not by facsimile or e-mail) in accordance with the policies and procedures of the Trust. After an address change is made, no telephone or written redemption requests will be honored for 60 days (does not apply to required minimum distributions ("RMDs"), unless the request includes an SVP stamp of the registered owner's signature. Written requests for a change of address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

If a statement or check sent to a shareholder is returned three times, mailings to the shareholder may be discontinued until the shareholder contacts CGM Shareholder Services with correct address information.

MEDALLION SIGNATURE GUARANTEES

Certain redemption requests require a Medallion Signature Guarantee from an eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. An SVP stamp is not acceptable for a redemption request that requires a Medallion Signature Guarantee. A notary public can not provide a Medallion Signature Guarantee.

REDEMPTIONS

The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Sell Shares."

Except as noted below, signatures on redemption requests must have a Medallion Signature Guarantee.

As noted in the Prospectus, a Medallion Signature Guarantee will not be required if the proceeds of the redemption do not exceed $50,000, or the proceeds check is made payable to the registered owner(s) and mailed to the address of record, which has not changed in the prior 60 days. If the address of record has changed within the prior 60 days, a Medallion Signature Guarantee will be required (does not apply to RMDs). This policy applies to both written and telephone redemption requests.

REDEEMING BY TELEPHONE

There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. Eastern time (on a regular business day). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for CGM Qualified Retirement Plans.

CHECK SENT TO THE ADDRESS OF RECORD

A shareholder may request that a check be sent to the address of record on the account, provided that the address has not changed within the prior 60 days (does not apply to RMDs) and the shareholder is redeeming $50,000 or less. Except in the case of a CGM Qualified Retirement Plan, the option of telephone redemption by check is available to shareholders automatically unless this option is declined in the application or in writing. The check will be made payable to the registered owner(s) of the account.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks may be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. Special rules apply to fiduciary accounts. Please call CGM Shareholder Services at 800-343-5678 for more information.

PROCEEDS WIRED TO A PREDESIGNATED BANK

A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on a Service Options Form (with an SVP stamp) available from the Trust or CGM Shareholder Services. A nominal wire fee, currently $5, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed Service Options Form with an SVP stamp. Whenever a Service Options Form is used, the shareholder's signature must receive an SVP stamp as described above. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. If wire redemption proceeds are rejected by the pre-designated bank, the Fund may, in its discretion, re-wire the proceeds, issue a check for the proceeds, or reinvest the proceeds in the Fund at the per share net asset value determined as of the date of the reinvestment.

ALL REDEMPTIONS

The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Under applicable anti-money laundering regulations, redemption requests may be suspended, restricted, cancelled, or processed with proceeds withheld. Proceeds resulting from a written redemption request will normally be mailed or wired to you within seven days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within seven days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP or TIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will process your redemption request upon receipt of a request in good order. However, the Trust will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP or TIP purchase) has been or will be collected. Under ordinary circumstances, the Trust can not verify collection of individual checks (or AIP or TIP purchases) and may therefore automatically hold proceeds from redemptions requested during the 15 day period following such investment for a total of up to seven days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Trust may in any case postpone payment of redemption proceeds for up to seven days.

The Trust will normally redeem shares for cash; however, the Trust reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.

A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a taxable gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."

Because the expense of maintaining small accounts is disproportionately high, the Trust may close accounts with 20 shares or fewer and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Trust's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.

PURCHASES AND REDEMPTIONS THROUGH CERTAIN BROKERS

The Trust has authorized certain brokers, and these brokers have been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders. The Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the net asset value next computed after the broker or designee accepts the order. Investors who buy, sell or exchange Fund shares through a broker or agent may be charged a fee by that broker or agent.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS

As described in the Prospectus under "Dividends, Capital Gains and Taxes", it is the policy of the Fund to pay annually, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

Income dividends and capital gain distributions are generally payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the ex-dividend date for such dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. However, if a shareholder elects to receive capital gains in cash, his or her income dividends must also be received in cash. Shareholders can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that they have predesignated. These elections can be made at the time the account is opened and may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form with an SVP stamp. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution. If a shareholder elects to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, such shareholder's cash election will be changed automatically and the shareholder's future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be canceled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

The Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income or excise tax on its investment company taxable income (calculated without regard to the dividends-paid deduction) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) to the extent that it distributes such income and gains to shareholders in accordance with the timing requirements imposed by the Code. If the Fund failed to qualify as a "regulated investment company" or failed to meet certain distribution requirements in any year, it would incur a regular corporate federal income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders. As long as it qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (calculated without regard to the dividends-received deduction) and net capital gains. The Fund is subject to a nondeductible 4% excise tax to the extent that it does not distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (subject to certain modifications) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

A distribution will be treated as paid by the Fund and received by the applicable shareholder on December 31 of a given calendar year if it is declared by the Fund in October, November or December to shareholders of record in such a month and is paid by the Fund during January of the following calendar year.

Shareholders of the Fund normally will have to pay federal income tax, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund, whether the distributions are made in cash or additional shares. Distributions paid by the Fund from ordinary income (including dividends and interest) and net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes.

Distributions of ordinary dividends to the Fund's non-corporate shareholders may be treated as "qualified dividend income," which may qualify for a reduced tax rate, to the extent such distributions are derived from, and designated by the Fund as, "qualified dividend income," so long as the recipient and the Fund satisfy certain holding period requirements. If 95% or more of the Fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of "qualified dividend income," the Fund may designate, and the Fund's non-corporate shareholders may then treat, all distributions of such income as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. "Passive foreign investment companies" ("PFICs") are not "qualified foreign corporations" for this purpose. Dividends from REITs will generally be treated as qualified dividend income only to the extent that the REIT derived its income from qualified dividend income. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market.

The portion of the Fund's dividends that is derived from dividend income from U.S. corporations will normally be eligible for the dividends-received deduction for corporate shareholders if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments. Distributions that the Fund receives from a REIT, and dividends paid by the Fund from such distributions, will not qualify for this deduction.

Distributions of net capital gains that are designated by the Fund as capital gains dividends are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time shareholders have owned shares in the Fund.

To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such tax basis, as a taxable gain from the sale of such shares.

If the Fund meets certain distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and
(iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Upon the sale or other disposition of Fund shares by a shareholder that holds such shares as a capital asset, a shareholder may realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


The Fund may invest in foreign entities that may be treated as PFICs for U.S. federal income tax purposes. If the Fund does invest in PFICs, it may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of the stock of, such entities. If the Fund is eligible to make and makes either a "qualified electing fund" election or a "mark to market" election with respect to an investment in a PFIC, then the Fund may have taxable income from such investment regardless of whether or not the Fund receives any actual distributions of cash from such PFIC in any given year. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign taxes, a portion of which may be recoverable, including foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available.

Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.

Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("non-U.S. persons") are generally subject to U.S. federal income tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and such other payments to non-U.S. persons that are subject to such withholding. For taxable years of the Fund beginning on or before December 31, 2009, this 30% withholding tax will not apply to dividends that the Fund designates as (a) interest-related dividends, to the extent such dividends are derived from the Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain." "Qualified net interest income" generally is U.S.-source interest on bank deposits, interest or original issue discount on an obligation in registered form, or original issue discount on certain short-term obligations whether or not in registered form. The term does not include interest that is disqualified as "contingent interest" under the portfolio interest rules. "Qualified short-term gain" generally means the excess of the Fund's net short-term capital gain for the taxable year over its net long-term capital loss. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Fund distributions received by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction. Currently, the Fund is not accepting new accounts for non-U.S. persons.

A shareholder will be subject to backup withholding at the rate of 28% on distributions, redemptions and certain other payments unless such shareholder
(a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies that the shareholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide the Fund with his correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability so long as a return is timely filed. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are non-U.S. persons.

As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year. CGM Shareholder Services, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of a year, you may also receive a statement providing the cost basis and gain or loss of each share lot that you sold in each year. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. You are not required to use this method. You may calculate your cost basis using another method allowed by the IRS.

Be sure to keep the statements you receive from the Fund as permanent records. A fee may be charged for any duplicate information that you request.

Investors should consult their tax advisors regarding the application of the above-described general federal taxation rules to their own circumstances and the state, local, or foreign tax consequences to them of any investment in the Fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Board of Trustees has approved delegating proxy voting discretion to CGM. CGM's proxy voting guidelines and procedures are attached as Appendix A to this SAI. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge, upon request, by calling 1-800-345-4048, and on the SEC's website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements for the year ended December 31, 2008, included in the Fund's Annual Report to Shareholders for the year ended December 31, 2008, are incorporated herein by reference.

                                   APPENDIX A
                           CAPITAL GROWTH MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES

         The following policies and procedures apply in voting proxies on behalf of accounts for which Capital Growth Management Limited Partnership ("CGM") has voting authority.

         1. CGM's policy is to vote - not abstain from voting - on all issues presented on portfolio securities held for our advisory clients.

         2. All issues presented for securityholder vote are considered from an investment point of view and voted in the best investment interests of the beneficial owners of the account holding the securities that are being voted, with the goal of maximizing the long-term value of the account.

         3. CGM recognizes that votes it casts on behalf of certain types of accounts, such as accounts subject to the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and accounts of public entities or pension plans, may be subject to special requirements under governing account or plan documents and applicable law. Paragraph 13 below addresses the special requirements applicable to accounts subject to ERISA. To the extent any provisions of these policies and procedures are not consistent with paragraph 13, those provisions shall not apply to votes cast on behalf of accounts subject to ERISA. Accounts managed by CGM for employee benefit plans which are not governed by ERISA (such as governmental pension plans) may nevertheless involve fiduciary obligations similar to those applicable to ERISA plans; proxy voting requirements for such accounts are addressed on a case by case basis.

         4. Proxies generally are voted by the investment manager responsible for the account holding the securities to be voted (the "manager"), under the supervision of the CGM Proxy Committee (the "Proxy Committee"). The Proxy Committee shall consist of Robert L. Kemp, Ken Heebner and Catherine Columb, and such other members who may be appointed by Ken Heebner from time to time. The Proxy Committee is responsible for reviewing these policies and procedures on at least an annual basis and making any necessary or desirable changes hereto. Managers may, but subject to paragraphs 7, 8, 9 and 13 are not required to, consult with the Proxy Committee on how to vote particular proxies. Managers are required to follow any definitive determination by the Proxy Committee to vote a proxy in a particular manner.

         5. Where CGM has been directed to vote in a particular manner by a client, pursuant to a contractual obligation with that client or a specific direction from the client as to a particular proxy vote, the applicable manager will vote the proxy in the manner directed by the client, subject to any contrary determination by the Proxy Committee. The provisions of this paragraph 5 shall not apply to client voting instructions in relation to accounts subject to ERISA, policies for which are stated in paragraph 13 below.

         6. Generally, proxies covering routine matters are voted in favor of management proposals, subject, in each case, to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

         7. Proxy items involving non-routine issues generally will be voted as recommended by management, but will be voted against management if the manager responsible for voting the proxy believes that the management recommendation is not in the best interest of the beneficial owners of accounts holding the securities that are being voted.

             It is CGM policy to generally vote against: extreme anti-takeover measures. Extreme measures include, but are not limited to establishing a separate class of voting shares; shareholder proposals regarding the exercise of poison pills without stockholder approval; stock option plans that would cause excessive dilution (dilution of 10% or more is unacceptable); and an increase in authorized shares which dilute the interests of present shareholders, subject, in each case, to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

             The voting policies contained in this paragraph 7 may be superseded where the relevant manager, with the approval of the Proxy Committee, determines that doing so is in the best interest of the beneficial owners of the relevant accounts.

         8. If a manager determines that a proposal deserves special attention, it will be discussed with the Proxy Committee.

         9. All employees of CGM are under a duty to report to the Proxy Committee any potential conflict of interest of which they become aware regarding voting proxies for client accounts. Employees will be periodically notified of this duty.

         10. The Proxy Committee shall consider all potential conflicts of interest brought to its attention pursuant to paragraph 9 hereof or otherwise coming to its attention, and will determine whether there exists a material conflict of interest with respect to the proxies in question. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence CGM's decision-making in voting the proxy. Where it is deemed that a material conflict of interest does not exist, the relevant manager may vote such proxy, subject to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

         11. Where is it determined by the Proxy Committee that a material conflict of interest does exist, the material conflict shall be disclosed to the applicable client and their consent shall be solicited on whether the proxy may be voted in the manner recommended by CGM. If the client does consent, then the proxy shall be voted in such a manner. If the client does not consent, the proxy shall (i) be voted in the manner directed by the client, or, lacking such direction, (ii) not be voted. The provisions of this paragraph 11 shall not apply to conflicts of interest in relation to accounts subject to ERISA, policies for which are stated in paragraph 13 below.

         12. CGM shall maintain, in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CGM: (i) a copy of these proxy voting policies and procedures, (ii) proxy statements received regarding client securities, (iii) records of votes cast on behalf of clients, (iv) records of client requests for proxy voting information, and (v) any documents created by CGM that were material to making a decision how to vote, or that memorialized the basis for the decision. CGM may rely on proxy statements filed on the Securities and Exchange Commission's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by CGM that are maintained with a third party, such as a proxy voting service, provided that CGM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

             With respect to proxies voted on behalf of ERISA accounts, CGM shall maintain records with respect to these policies and procedures and the actions taken in individual proxy voting situations, in order to enable the named fiduciary of the applicable plan to determine whether CGM is adhering to applicable proxy voting policies and fulfilling its fiduciary duties to the plan in a manner which justifies the continuation of the advisory appointment. These records may include information regarding (i) the issuer and the meeting, (ii) the issues voted on and a record of the vote, (iii) the number of securities eligible to be voted on the record date on behalf of the client, (iv) the number of securities voted by CGM on behalf of the client, (v) the steps taken to ascertain whether a particular vote was prudent and in the interest of the participants and beneficiaries, and (vi) the reasons for the votes cast.

         13. The following special proxy voting policies apply to the voting of proxies on behalf of accounts subject to ERISA. Except where expressly noted, the following policies apply in addition to and not in lieu of the provisions stated in other sections of these policies and procedures.

             Authority to Vote Proxies. Upon receipt of a request for a proxy vote for an account subject to ERISA, the applicable manager shall ascertain whether it has the duty to vote the proxies or whether this duty has been retained by the trustee or another named fiduciary of the ERISA plan. The determination shall be made by reference to the advisory agreement and plan documents and, where necessary, after consultation with the Proxy Committee. Where general authority to manage ERISA plan assets has been delegated to CGM, CGM will have the authority and duty to vote the proxies unless the advisory agreement and plan documents expressly preclude CGM from voting proxies.

             Voting Guidelines. CGM will vote proxies for accounts governed by ERISA (i) solely in the interests of the plan participants and beneficiaries, (ii) for the exclusive purpose of providing benefits to participants and beneficiaries, (iii) with the care, skill and diligence that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and (iv) in accordance with the plan documents to the extent consistent with ERISA. In doing so, CGM must consider the factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives (such as the wishes of the plan sponsor).

             Proxy Voting Policies. The applicable manager shall ascertain if the ERISA plan has a proxy voting policy or an investment policy which includes a proxy voting policy. CGM shall follow the policy unless, in the opinion of the Proxy Committee, to do so would be inconsistent with ERISA (if, for example, it would be imprudent or not solely in the interests of the plan participants and beneficiaries in a given instance). Where CGM has proxy voting authority for a pooled investment vehicle which is subject to ERISA, CGM may be subject to the proxy voting policies of more than one plan. In such cases, CGM will seek to reconcile the policies if possible. If the investment policies conflict, it may be necessary for CGM to vote the proxies of the pooled investment vehicle in proportion to each plan's respective investment, unless, in the opinion of the Proxy Committee, to do so would be imprudent or conflict with ERISA.

             Conflicts of Interest. Where the Proxy Committee determines that a material conflict of interest exists regarding proxy votes for ERISA accounts the material conflict shall be disclosed to the named fiduciary of the plan. In the case of a conflict of interest affecting CGM as fiduciary of an ERISA account, mere disclosure of the conflict to the ERISA account client and/or consent by the client to the proxy vote proposed by CGM will generally be insufficient to resolve the conflict in accordance with ERISA. Consequently, CGM, together with the named fiduciary, must determine the procedure for resolution of the conflict of interest consistent with the advisory agreement, the plan documents and ERISA. Depending upon the circumstances, the conflict may be resolved by voting the proxies (i) in accordance with the ERISA plan's pre-determined proxy voting policy, (ii) based upon the recommendations of an independent third party (for example, a proxy voting service) appointed by the named fiduciary, (iii) based upon the recommendations of an independent plan fiduciary, or (iv) based upon the directions of the named fiduciary, accompanied, where necessary, by appropriate amendment(s) of the plan documents and/or the advisory agreement.

         14. CGM shall periodically report to the Trustees of CGM Trust as to actions taken in accordance with these policies and procedures.

         15. CGM will provide clients with a copy of these policies and procedures promptly upon request.